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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (dateof earliest event reported):
                                December 7, 2004


                       Cabot Microelectronics Corporation
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             (Exact name of registrant as specified in its charter)


             Delaware                    000-30205                36-4324765
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(State or other jurisdiction of         (Commission              (IRS Employer
         incorporation)                 File Number)            Identification)


                    870 Commons Drive, Aurora, Illinois      60504
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               (Address of principal executive offices)    (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry into a Material Definitive Agreement.

            On December 7, 2004, the Board of Directors (the "Board") of Cabot Microelectronics Corporation (the "Corporation") and the Compensation Committee of the Board approved the performance goals for the Corporation upon which cash bonus awards that may be paid to the Corporation's executive officers and other employees under the Corporation's Annual Incentive Program ("AIP") for the fiscal year ending September 30, 2005 ("Fiscal 2005") are intended to be based. The performance goals for Fiscal 2005 are: financial goals that include a specified dollar amount of revenue, gross margin as a percentage of revenue, earnings per share, and cost of goods sold as a percentage of revenue; quality and customer relationship goals that include certain customer satisfaction measures; research and development goals that include development and advancement of certain products and applications; and, certain organizational goals. Any cash bonus award amounts pursuant to the AIP will be determined for each participant based on levels of attainment of the indicated goals, as well as the attainment of individual performance objectives, as assessed by the Compensation Committee of the Board using its discretion.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: December 10, 2004           By: /s/ WILLIAM S. JOHNSON
                                      ----------------------
                                      William S. Johnson
                                      Vice President and Chief Financial Officer
                                      [Principal Financial Officer]




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